UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

STORE Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 26, 2022

Date and Time:	Thursday, May 26, 2022, at 9:00 a.m., Arizona time.

Place:	The Annual Meeting will be a completely virtual meeting of stockholders, and you will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/STOR2022 and entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.

Items of Business:

Proposal 1 – To elect nine director nominees to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified;

Proposal 2 – To approve, on an advisory basis, the compensation of STORE’s named executive officers;

Proposal 3 – To ratify the selection of Ernst & Young LLP as STORE’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

Proposal 4 – To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on approving the compensation of STORE’s named executive officers.

Record Date:	Stockholders of record at the close of business on April 4, 2022 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Delivery of Proxy Materials:	Beginning on April 14, 2022, we began mailing a Notice of Internet Availability of Proxy Materials to our stockholders rather than a full paper set of the proxy materials.

Voting:	Internet and telephone voting are available. Voting instructions are provided on the Notice of Internet Availability of Proxy Materials or, if you received a paper copy of the proxy materials, on the proxy card.
BY ORDER OF THE BOARD OF DIRECTORS

/S/ CHAD A. FREED

Chad A. Freed
Executive Vice President – General Counsel, Chief Compliance Officer and Secretary
Scottsdale, Arizona
April 19, 2022

How To Vote
Please Choose One of the Following Voting methods

Vote By Internet:
Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow  → xxxx xxxx xxxx xxxx (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/STOR2022. Have the information that is printed in the box marked by the arrow  → xxxx xxxx xxxx xxxx (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 26, 2022.

The Notice of Annual Meeting, Proxy Statement, Supplement and our Annual Report on Form 10-K for the year ended December 31, 2021 (which constitutes our annual report to stockholders) are available at http://ir.storecapital.com.

Explanatory Note

On April 14, 2022, STORE Capital Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”), to be held virtually on May 26, 2022. This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal No. 4 that is soliciting a non-binding, advisory vote from the Company’s stockholders of record, as of April 4, 2022, on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on the compensation of the Company’s named executive officers. Proposal No. 4 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects that omission. Other than the addition of Proposal No. 4 to the Proxy Statement, the Proxy Card and the Notice of the Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of the Company’s stockholders for the proposals to be voted on at the Annual Meeting.

This supplement should be read together with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement.

2022 PROXY STATEMENT SUPPLEMENT

This Proxy Statement Supplement (the “Supplement”) supplements and amends the Proxy Statement of the Company for the Company’s Annual Meeting to (i) add a new Proposal No. 4 to the Proxy Statement that provides for a non-binding, advisory vote of the Company’s stockholders on the frequency with which the Company’s stockholders shall have the advisory say-on-pay vote on the compensation of our named executive officers (“Proposal No. 4”), and (ii) update the Notice of the Annual Meeting to add the new Proposal No. 4. This Supplement and a revised proxy card (the “Revised Proxy Card”) are being distributed or made available to stockholders beginning on or about April 19, 2022. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this Supplement carefully and in its entirety, together with the Proxy Statement.

Proposal No. 4 is a “non-routine” matter. Accordingly, if you hold shares beneficially in street name and do not provide your broker with voting instructions as to Proposal No. 4, your shares may constitute “broker non-votes” as to Proposal No. 4. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

With respect to Proposal No. 4, your vote may be cast for “EVERY YEAR,” “EVERY TWO YEARS” or “EVERY THREE YEARS” or “ABSTAIN.” A vote to “ABSTAIN” will have no effect on the vote. The choice receiving the most votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter will be deemed to be the frequency preferred by the stockholders.

2	STORE Capital Corporation

PROPOSAL NO. 4 – ADVISORY VOTE ON FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act and Section 14A of the Exchange Act enable our stockholders to vote, on a non-binding advisory basis, at least once every six years, their preference regarding how frequently we should solicit future advisory votes on the compensation of our named executive officers as disclosed in our proxy statements. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote on named executive officer compensation every one, two or three years.

After considering the benefits and consequences of each alternative, and the Company’s history of seeking an advisory vote on the compensation of our named executive officers every year, the Board recommends that the advisory vote on the compensation of our named executive officers continue to be submitted to our stockholders every year (as per Proposal No. 2 in the Proxy Statement). In formulating its recommendation, the Board considered that an annual advisory vote on named executive compensation will continue to allow stockholders to provide direct input on the Company’s compensation philosophy, policies and practices every year.

Stockholders of the Company will have the opportunity to specify one of four choices for this proposal on the proxy card: (1) every year; (2) every two years; (3) every three years; or (4) abstain. Stockholders are not voting to approve or disapprove of the Board’s recommendation. Rather, stockholders are being asked to express their preference regarding the frequency of future advisory votes to approve named executive officer compensation. If none of the frequency options receives majority support, the option receiving the greatest number of votes cast will be considered the frequency recommended by the Company’s stockholders. Accordingly, the Board is asking stockholders to indicate their preferred voting frequency by voting for one, two or three years on the resolution below:

“RESOLVED, that the alternative of soliciting advisory stockholder approval of the compensation of the Company’s named executive officers once every one, two or three years that receives the highest number of votes cast for this resolution will be determined to be the frequency preferred by stockholders for the solicitation of a stockholder advisory vote to approve the compensation of the named executive officers.”

The Board and the Compensation Committee value the opinions of our stockholders on this matter and will view the alternative that receives the most stockholder support as the frequency preferred by stockholders, even if that alternative does not receive the support of a majority of the shares present and entitled to vote, either in person or represented by proxy, at the 2022 Annual Meeting.

Board Recommendation

Our Board recommends that you vote for “EVERY YEAR” on Proposal No. 4.

2022 Proxy Statement Supplement	3

STORE CAPITAL CORPORATION 8377 EAST HARTFORD DRIVE, SUITE 100 SCOTTSDALE, AZ 85255

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/STOR2022

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D78428-P70392                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STORE CAPITAL CORPORATION The Board of Directors recommends you vote “FOR” each of the nominees listed in Item 1.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors		☐	☐	☐
Nominees:
01) Jawad Ahsan	06) William F. Hipp
02) Joseph M. Donovan	07) Tawn Kelley
03) David M. Edwards	08) Catherine D. Rice.
04) Mary B. Fedewa	09) Quentin P. Smith, Jr.
05) Morton H. Fleischer
The Board of Directors recommends you vote “FOR” Item 2.						FOR	AGAINST	ABSTAIN
2. To approve, on an advisory basis, the compensation of the Company’s named executive officers.						☐	☐	☐
The Board of Directors recommends you vote “FOR” Item 3.
3. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.						☐	☐	☐

The Board of Directors recommends you vote for “EVERY YEAR” on Item 4.				EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
4. To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes approving the compensation of the Company’s named executive officers.				☐	☐	☐	☐

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendation. If any other matters properly come before the meeting or any postponement or adjournment of the meeting, the person(s) named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Supplement and Annual Report are available at www.proxyvote.com.

D78429-P70392

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF STORE CAPITAL CORPORATION

FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS ON

MAY 26, 2022

The undersigned stockholder(s) of STORE Capital Corporation, a Maryland corporation, hereby appoint(s) Mary B. Fedewa, Sherry L. Rexroad, and Chad A. Freed, and each or any of them, as proxies, with full power of substitution, and hereby authorize(s) them to cast on behalf of the undersigned, as designated on the reverse side of this proxy card, all votes that the undersigned is/are entitled to cast at the 2022 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/STOR2022 on Thursday, May 26, 2022 at 9:00 a.m., Arizona time, or any postponement or adjournment thereof, in accordance with and as more fully described in the Notice of the Annual Meeting of Stockholders and the Proxy Statement, receipt of each of which are hereby acknowledged and the terms of each of which are incorporated by reference, and otherwise to represent the undersigned at the meeting with all powers the undersigned would possess if personally present at the meeting. The undersigned hereby revokes any proxy heretofore given with respect to the 2022 Annual Meeting of Stockholders.

THE PERSONS NAMED IN THIS PROXY WILL VOTE THE SHARES: (1) AS YOU SPECIFY ON THE BACK OF THIS PROXY CARD, (2) AS THE BOARD OF DIRECTORS RECOMMENDS WHERE YOU DO NOT SPECIFY YOUR VOTE ON A MATTER LISTED ON THE BACK OF THIS PROXY CARD, AND (3) AS THEY DECIDE ON ANY OTHER MATTER PROPERLY COMING BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side.

Your Vote Counts!
STORE CAPITAL CORPORATION 2022Annual Meeting Vote by May 25, 2022 11:59 PM ET

STORE CAPITAL CORPORATION 8377 EAST HARTFORD DRIVE, SUITE 100 SCOTTSDALE, AZ 85255

D78440-P70392

   You invested in STORE CAPITAL CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2022.

   Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

							Board
Voting Items							Recommends

1.	Election of Directors

	Nominees:

	01)	Jawad Ahsan	04)	Mary B. Fedewa	07)	Tawn Kelley	For
	02)	Joseph M. Donovan	05)	Morton H. Fleischer	08)	Catherine D. Rice
	03)	David M. Edwards	06)	William F. Hipp	09)	Quentin P. Smith, Jr.

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.						For

3.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.						For

4.	To indicate, on an advisory basis, the preferred frequency of future advisory votes approving the compensation of the Company’s named executive officers.						Every Year

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D78441-P70392